Quarter 4 | Fiscal 2022 Results March 2, 2022

• Q4 2022 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A 2 Participants and Agenda Steven E. Nielsen President and Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements include those related to the outlook for the quarter ending April 30, 2022 found within this presentation. These statements are subject to change. Forward- looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward- looking statements contained in this presentation. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include the duration and severity of a pandemic caused by COVID-19, our ability to comply with various COVID-19 legal and contractual requirements and the impacts that those requirements may have on our workforce and our ability to perform our work, vaccination rates in the areas where we operate, any worsening of the pandemic caused by increasing infection rates triggered by new variants, future economic conditions and trends including the potential impacts of an inflationary economic environment, customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the related impact to the Company’s backlog from project cancellations, weather conditions, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, the Company’s ability to generate sufficient cash to service its indebtedness, restrictions imposed by the Company’s credit agreement, and the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on March 2, 2022 and on the Company’s Investor Center website at https://ir.dycomind.com. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Q4 2022 Overview Contract Revenues • Contract revenues of $761.5 million increased 10.1% organically after excluding $5.7 million of contract revenues from storm restoration services in the year ago period and adjusting for the additional week of operations in the year ago period as a result of our 52/53 week fiscal year Operating Performance • Non-GAAP Adjusted EBITDA of $43.3 million, or 5.7% of contract revenues, compared to $45.7 million, or 6.1% of contract revenues, in the year ago period • Non-GAAP Adjusted Diluted Earnings per Common Share of $0.02, compared to Non-GAAP Adjusted Loss per Common Share of $(0.07) in the year ago period • Q4 2022 Non-GAAP Adjusted Diluted Earnings per Common Share includes incremental tax benefits of $0.13 per share Liquidity • Solid liquidity of $351.5 million • Robust operating cash flow of $145.5 million reflecting a sequential DSO decline of 5 days Share Repurchases • Repurchased 600,000 common shares for $56.1 million at an average price of $93.55 per share • Authorized $150 million for share repurchases through August 2023 4 Contract Revenues Non-GAAP Adjusted Diluted EPS

Industry Update The industry effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented • Macroeconomic effects and supply constraints may influence the near-term execution of some customer plans Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 5

Contract Revenues 6 Q4 2022 Organic Growth: 10.1% 5.4% 20.8% Total Customers Top 5 Customers2 All Other Customers3 73.6% 97.2% AT&T Frontier Top 5 customers represented 66.6% and 69.4% of contract revenues in Q4 2022 and Q4 2021, respectively2 Fiber construction revenue from electric utilities increased organically 37.2% year-over-year and was $57.4 million, or 7.5% of contract revenues, in Q4 2022 Top 5 Customers - % of Total Contract Revenues Q4 2022 Q4 2021 Non-GAAP Organic Growth (Decline) %1

Backlog, Awards and Employees 7 Customer Description of Services Area Term AT&T Construction & Maintenance CA, NV, TX, MO, WI, IN, OH 3 years Lumen Construction & Maintenance WA, OR, CA, AZ, AR 3 years Comcast Engineering MI, MA, PA, DE, MD, GA 1 year Ziply Fiber Fiber Construction WA, OR, ID 1 year Various Utility Line Locating CA, VA 3 years Selected Q4 2022 Awards and Extensions: Backlog4 Employee Headcount

Financial Highlights 8 Contract Revenues Non-GAAP Adjusted EBITDA Non-GAAP Adjusted Diluted EPS • Contract revenues of $761.5 million increased 10.1% organically after excluding $5.7 million of contract revenues from storm restoration services in the year ago period and adjusting for the additional week of operations in the year ago period as a result of our 52/53 week fiscal year • Non-GAAP Adjusted EBITDA of $43.3 million, or 5.7% of contract revenues • Non-GAAP Adjusted Diluted Earnings per Common Share of $0.02; Non-GAAP Adjusted Net Income includes approximately $4.2 million, or $0.13 per common share diluted, of incremental tax benefits, including credits related to tax filings for prior periods As % of Contract Revenues

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 9 • Solid liquidity of $351.5 million at Q4 2022 • Capital allocation prioritizes organic growth, followed by opportunistic share repurchases and M&A, within the context of the Company’s historical range of net leverage $ Millions Q3 2022 Q4 2022 Debt Summary 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:5 Term Loan Facility 350.0 350.0 Revolving Facility - - Total Notional Amount of Debt $ 850.0 $ 850.0 Less: Cash and Equivalents 263.7 310.8 Notional Net Debt 586.3 539.2 Liquidity 6 $ 314.7 $ 351.5

Cash Flow Overview 10 Operating Cash Flow • Robust operating cash flows of $145.5 million during Q4 2022 • Repurchased 600,000 common shares for $56.1 million at an average price of $93.55 per share during Q4 2022 • Capital expenditures, net of disposals, for fiscal 2023 anticipated at $180 - $190 million • Total DSOs of 108 days improved 5 days sequentially as we made substantial progress on a large customer program 4 Qtrs Ended Jan 20187 $ Millions Q4 2021 Q4 2022 Cash Flow Summary Operating cash flow $ 102.4 $ 145.5 Capital expenditures, net of disposals $ (20.4) $ (43.4) Borrowings on Senior Credit Facility $ 14.4 $ - Repurchase of common stock $ (100.0) $ (56.1) Other financing & investing activities, net $ 0.1 $ 1.1 Days Sales Oustanding ("DSO") Q3 2022 Q4 2022 Total DSO8 113 108

Outlook for Quarter Ending April 30, 2022 (Q1 2023) 11 Q1 2023 Outlook: CONTRACT REVENUES Increase mid-to-high single digits as a percentage of contract revenues compared to Q1 2022 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases modestly as compared to Q1 2022 NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE (As a % of Non-GAAP Adjusted Income Before Taxes) Approximately 27.0% DILUTED SHARES 30.2 million

Closing Remarks We maintain significant customer presence throughout our markets and are encouraged by the breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and, increasingly, rural electric utilities are doing the same • Dramatically increased speeds to consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands is beginning and expected to increase this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are deploying fiber to small and medium businesses and enterprises, partly in anticipation of the customer sales process; deployments to expand capacity as well as new build opportunities are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business A growing number of our customers are committed to multi-year capital spending initiatives 12

Notes 1. Organic growth (decline) % adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2. Top 5 customers included AT&T, Comcast, Lumen, Verizon, and Frontier for Q4 2022, compared to Comcast, AT&T, Verizon, Lumen, and Windstream for Q4 2021. 3. Q4 2022 % of contract revenues from customers #6 through #10 are presented in the following table: 4. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12 month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, GAAP results. Participants in the Company’s industry often disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 5. As of both Q3 2022 and Q4 2022, the Company had $46.3 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. Due to the change in the Company’s fiscal year end, the Company’s fiscal 2018 six month transition period consisted of Q1 2018 and Q2 2018. Amounts provided for the Four Quarters Ended January 27, 2018 represent the aggregate of Q3 2017, Q4 2017, Q1 2018, and Q2 2018 for comparative purposes to other twelve month periods presented. 8. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13 Customer #6 Windstream Ziply Fiber Charter Dominion Energy 4.0% 3.2% 2.1% 2.1% 1.3%

The people connecting America® 14